EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Butler National Corporation (the "Company") on Form 10-Q for the period ending January 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher J. Reedy, President, Chief Executive Officer and Secretary of the Company, certify, (to the best of my knowledge), pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002 that;
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher J. Reedy
Christopher J. Reedy
President, Chief Executive Officer and Secretary
Butler National Corporation
March 12, 2026
"A signed original of this written statement required by Section 906 has been provided to Butler National Corporation and will be retained by Butler National Corporation and furnished to the Securities and Exchange Commission or its staff upon request."